UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Spire Global, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! SPIRE GLOBAL, INC. 2022 Annual Meeting Vote by May 31, 2022 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2                Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in SPIRE GLOBAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 01, 2022. Get informed before you vote View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include youssssr control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and June 01, 2022 vote without entering a 10:00 AM EST control number Annual Meeting to be held live via the internet -Please visit www.proxydocs.com/SPIR for more details *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a    paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT SPIRE GLOBAL, INC. This is an overview of the proposals being presented at the 2022 Annual Meeting Vote by May 31, 2022 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1.1 Peter Platzer For 1.2 Stephen Messer For 2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for For our fiscal year ending December 31, 2022; and NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.    Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294

    YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/SPIR • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • • Have your Proxy Card ready Follow the simple instructions to record your vote PHONE    Call 1-866-484-1877 • • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions MAIL • • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/SPIR    Spire Global, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 04, 2022 TIME: Wednesday, June 1, 2022 10:00 AM, Eastern Time PLACE: Annual meeting to be held live via the Internet Please visit www.proxydocs.com/SPIR for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Peter Platzer, Thomas Krywe and Ananda Martin as the Named Proxies with full power of substitution and revocation, and hereby authorizes each of the Named Proxies to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Spire Global, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 1, 2022, at https://www.proxydocs.com/SPIR, and any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, AS IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Spire Global, Inc.

Annual Meeting of Stockholders

Please make your marks like this: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Class I Directors				
		FOR	WITHHOLD		
	1.01 Peter Platzer	☐	☐		FOR
	1.02 Stephen Messer	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	☐	☐	☐	FOR

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/SPIR

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date